Our Ref. : CMD-G00202310240000043040-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

DUPLICATE

Address 15/F,
Pacific Trade Centre,
2 Kai Hing Road, Kowloon Bay,
Kowloon, Hong Kong

Date : 1 November 2023

Dear Sirs

Re : General Banking Facilities - 2nd Supplemental Facility Letter
Uncommitted Combined Facility limit of HKD280,000,000.00***
Uncommitted Term Loan (II) Facility limit of HKD220,000,000.00***
(collectively the "Facilities")

We, **Bank of Communications (Hong Kong) Limited** (the "**Bank**"), refer to our Facility Letter dated 27 February 2023 under reference CMD-G00202212200000036785-868-10161 and amended by Supplemental Facility Letter dated 5 July 2023 under reference CMD-G00202212200000036785A-868-seam130 (as amended or novated from time to time, the "**Facility Letter**"). Terms defined in the Facility Letter shall have the same meanings when used herein.

Following our recent discussions, we confirm that the terms of the Facilities will be varied as follows:

Variations to the Facility Letter:

With effect from the Effective Date (as defined below),

1. Sub-clause 1.1 of clause 1 (*Facilities*) be revised and replaced as follows :

"

Type(s) of Facility	**Facility Limit(s)**	**Designated co-borrower(s) and sub-allocation(s), if applicable**
1. Uncommitted Combined Facility	HKD280,000,000.00	
(a) Sub-group 1 - *individual Facility available as below*: (i) Uncommitted Revolving Loan ("**RL**") Facility		(HKD180,000,000.00) • Merit Focus Limited and/or Prospect Focus Limited and/or Triple Focus Limited (HKD180,000,000.00)

Our Ref. : CMD-G0020231024000043040-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

(b) Sub-group 2 - *individual Facility available as below:*		(HKD130,000,000.00)
(i) Uncommitted Letter of Credit ("**LC**") Facility		• Merit Focus Limited and/or Prospect Focus Limited and/or Triple Focus Limited (HKD130,000,000.00)
(ii) Uncommitted Trust Receipt ("**TR**") Facility		• Merit Focus Limited and/or Prospect Focus Limited and/or Triple Focus Limited (HKD130,000,000.00)
(iii) Uncommitted Inward Invoice Financing ("**IIF**") Facility		• Merit Focus Limited and/or Prospect Focus Limited and/or Triple Focus Limited (HKD100,000,000.00)
(iv) Uncommitted Packing Loan ("**PL**") Facility		• Merit Focus Limited and/or Prospect Focus Limited and/or Triple Focus Limited (HKD80,000,000.00)
(v) Uncommitted Negotiation of Documentary Bills under Letter of Indemnity ("**LI**") Facility		• Merit Focus Limited and/or Prospect Focus Limited and/or Triple Focus Limited (HKD130,000,000.00)
(vi) Uncommitted Revolving Loan (II) ("**RL (II)**") Facility		• Merit Focus Limited and/or Prospect Focus Limited and/or Triple Focus Limited (HKD30,000,000.00)
2. Uncommitted Term Loan (II) ("**TL (II)**") Facility	HKD220,000,000.00	• Sharp Access Development Limited (HKD220,000,000.00)

Our Ref. : CMD-G0020231024000043040-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

Total Facility Limit:	**HKD500,000,000.00**

Notes:

1. The aggregate amounts outstanding of all co-borrowers under all Sub-group 1 Facilities shall not at any time exceed HKD180,000,000.00.
2. The aggregate amounts outstanding of all co-borrowers under all Sub-group 2 Facilities shall not at any time exceed HKD130,000,000.00.
3. The aggregate amounts outstanding of all co-borrowers under Sub-groups 1 & Sub-group 2 shall not at any time exceed HKD280,000,000.00.
4. The aggregate amounts outstanding under Facilities 1 and 2 shall not at any time exceed HKD500,000,000.00.
5. Uncommitted TR Facility is a sub-limit of the Uncommitted LC Facility.
6. The aggregate amounts outstanding for all Sub-groups shall not at any time exceed the Facility Limit to which the Sub-groups relate.
7. The aggregate amounts outstanding under all Facilities shall not at any time exceed the Total Facility Limit.

"

2. Sub-clause 2.2 in clause 2 (*Pricing and Conditions*) be deleted in its entirety and replaced by the following :

"

2.	Uncommitted Revolving Loan (II) Facility	(a) **Purpose** : to finance the purchase of handbags, handbag raw materials and accessories. (b) **Availability Period** : from the date of accepting this letter to and including 31 December 2023 ("**Availability Period**"). (c) The Uncommitted Revolving Loan (II) Facility shall be drawn in Hong Kong Dollars (HKD) and/or in the following optional currency(ies): United States Dollars (USD). Each Utilization Request shall be delivered to the Bank at least 2 Business Days prior to the proposed Utilization Date. (d) Each revolving advance shall be in a minimum amount of HKD100,000.00 (or its equivalent in an optional currency). (e) **Interest Period** : You may select an Interest Period for each revolving advance of 3 or (subject to availability) 6 months or any other period agreed between you and the Bank. (f) **Interest Rate** : (i) for HKD advances : at 2% p.a. over HIBOR; (ii) for USD advances : at 2% p.a. over Term SOFR, and if HIBOR/Term SOFR is less than zero, HIBOR/Term SOFR shall be deemed to be zero. (g) **Default Interest Rate** : at 3% p.a. over the applicable Interest Rate.

Our Ref. : CMD-G002023102400043040-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

	(h) **Repayment** : Principal and interest of each revolving advance shall be repaid on the last day of each Interest Period. Revolving advances repaid can be re-borrowed on a revolving basis during the Availability Period subject to the provisions of this letter. (i) **Final Maturity** : All outstanding principal, accrued interests and any other monies owing, incurred or due to the Bank under the Uncommitted Revolving Loan (II) Facility shall be repaid in full on the date falling 120 days from the Utilization Date or 30 October 2024, whichever is earlier (the "**RL (II) Final Maturity Date**"). (j) **Prepayment** : Prepayment in whole or in part is allowed subject to 1 Business Days' prior written notice to the Bank and, subject to any break costs, without penalty or premium. Prepayment shall be made in a minimum amount of HKD100,000.00 (or its equivalent in the optional currency). Revolving advances prepaid can be re-borrowed within the Availability Period subject to the provisions of this letter. (k) **Utilization Condition(s)** : (i) Copy of purchase order issued by the buyer must be submitted to the Bank before the utilization of this Uncommitted Revolving Loan (II) Facility. (ii) Up to 70% of the amount of purchase order lodged with the Bank. (iii) Approved buyers : - Tapestry Inc. - Coach - Kate Spate - Michael Kors - other companies subject to the Bank's prior approval from time to time. Note: Any change to the above lists of pre-approved buyers are subject to the Bank's sole discretion without further notice. (l) These are uncommitted Facilities and available commitments may be cancelled by the Bank at any time.

"

3. Inserting a new paragraph (f) under sub-clause 5.2 of clause 5 (*Covenants*) as follows :

"(f) to ensure and procure that all your sale proceeds financed by the Bank under the Uncommitted Revolving Loan (II) Facility shall be settled through your operating account maintained with the Bank."

4. Inserting a new Clause 8 (*Conditions Subsequent*) as follows :

"8 ***Conditions Subsequent***

8.1 Satisfactory legal opinion of legal counsel on such laws as the Bank shall require shall be submitted to the Bank on or before 31 January 2024."

Our Ref. : CMD-G002023102400004304 0-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

The variation(s) set out above will take effect on the date (the "**Effective Date**") when we have received the following documents in form and substance satisfactory to the Bank :

- 2nd Supplemental Facility Letter signed by each of you and the guarantor(s)/security provider(s);
- Original/certified copies of all necessary consents, approvals and other authorisations (including board resolutions/shareholders resolutions, if applicable, of each of you and the guarantor(s)/security provider(s)) in connection with this letter and all other documents mentioned above;
- Copy, certified by a director as being a true and up-to-date copy, of the following documents of Guarantor (1), Guarantor (3) and Guarantor (4) :-
  - Certificate of Incorporation
  - Certificate of Incorporation on change of name (if any)
  - Current Business Registration Certificate (if any)
  - Constitutional documents such as Memorandum and Articles of Association
  - Register of directors and officers/secretary
  - Register of members
  - Certificate of Incumbency
  - Certificate of Good Standing
- Such other documents and approvals as the Bank may request.

All other terms and conditions of the Facility Letter (as amended hereby), the Bank's Terms and Conditions for Banking Facilities (as amended by the Bank from time to time), and any guarantees and security documents in respect of the Facilities (if applicable, as amended hereby) shall continue to be in full force and effect. This 2nd Supplemental Facility Letter, once accepted, shall form an integral part of the Facility Letter.

Please indicate your acceptance of the above terms and conditions (incorporating the Bank's **updated** Terms and Conditions for Banking Facilities attached to this letter) by signing and returning to the Bank the duplicate of this letter within 30 days from the date of this letter, after which date this offer shall automatically lapse.

This 2nd Supplemental Facility Letter is governed by Hong Kong law.

We assure you of our best services at all times.

Yours faithfully,
For **Bank of Communications (Hong Kong) Limited**

....
Authorized Signature(s)

Our Ref. : CMD-G0020231024000043040-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

After careful consideration of this 2nd Supplemental Facility Letter, we accept the Facilities (as amended) and agree to be bound by the above terms and conditions and the Bank's Terms and Conditions for Banking Facilities (as amended by you from time to time) attached to this letter, which we have read and understood. In addition, we agree and confirm that our guarantee(s) and/or security document(s) shall secure, amongst others, each Borrower's obligations and liabilities under the above Facilities and/or under the terms and conditions of this letter (whether existing or new, and as varied or amended by you from time to time) and continue to be in full force and effect.

For and on behalf of
Merit Focus Limited

For and on behalf of
MERIT FOCUS LIMITED

Authorized Signature(s)

Name: Miao Duncan
Title: Director
Date: 1 NOV 2023

Zhang Qingyilei (10475) 李偉傑(10510)

Witness:

For and on behalf of
Prospect Focus Limited

For and on behalf of
PROSPECT FOCUS LIMITED

Authorized Signature(s)

Name: Miao Duncan
Title: Director
Date: 1 Nov 2023

Zhang Qingyilei (10475) 李偉傑(10510)

Witness:

Our Ref. : CMD-G00202310240000043040-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

After careful consideration of this 2nd Supplemental Facility Letter, we accept the Facilities (as amended) and agree to be bound by the above terms and conditions and the Bank's Terms and Conditions for Banking Facilities (as amended by you from time to time) attached to this letter, which we have read and understood. In addition, we agree and confirm that our guarantee(s) and/or security document(s) shall secure, amongst others, each Borrower's obligations and liabilities under the above Facilities and/or under the terms and conditions of this letter (whether existing or new, and as varied or amended by you from time to time) and continue to be in full force and effect.

For and on behalf of
Triple Focus Limited

For and on behalf of
TRIPLE FOCUS LIMITED

Authorized Signature(s)

Name: Miao Duncan
Title: Director
Date: 1 Nov 2023

Zhang Qingyilei (10475) 李偉傑(10510)

Witness:

For and on behalf of
Sharp Access Development Limited

For and on behalf of
SHARP ACCESS DEVELOPMENT LIMITED
鎣銳發展有限公司

Authorized Signature(s)

Name: Miao Duncan Miao Tai Wai David
Title: Director
Date: 1 Nov 2023

Zhang Qingyilei (10475) 李偉傑(10510)

Witness:

Our Ref. : CMD-G0020231024000043040-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

To: Bank of Communications (Hong Kong) Limited

I/We agree and confirm that my/our guarantee and/or security document(s), among other things, secure the Borrower(s)'s obligations and liabilities under the Facilities (as varied above and as varied or amended by you from time to time) and under the terms and conditions of the Facility Letter as varied by this letter (whether existing or new, and as varied or amended by the Bank from time to time), and continue to be in full force and effect, and I/we agree to be bound by the Bank's Terms and Conditions for Banking Facilities (as varied or amended by you from time to time) attached to this letter:-

For and on behalf of
Star Rainbow Investments Limited

For and on behalf of
STAR RAINBOW INVESTMENTS LIMITED
彩星投資有限公司

Authorized Signature(s)

Name: Miao Duncan Miao Tai Wai David
Title: Directors
Date: 1 Nov 2023

Zhang Qingyilei (10475) 李偉傑(10510)

Witness:

For and on behalf of
Dumaine International Limited

For and on behalf of
DUMAINE INTERNATIONAL LIMITED

Authorized Signature(s)

Name: Miao Duncan Miao Tai Wai David
Title: Directors
Date: 1 Nov 2023

Zhang Qingyilei (10475) 李偉傑(10510)

Witness:

Our Ref. : CMD-G0020231024000043040-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

To: Bank of Communications (Hong Kong) Limited

I/We agree and confirm that my/our guarantee and/or security document(s), among other things, secure the Borrower(s)'s obligations and liabilities under the Facilities (as varied above and as varied or amended by you from time to time) and under the terms and conditions of the Facility Letter as varied by this letter (whether existing or new, and as varied or amended by the Bank from time to time), and continue to be in full force and effect, and I/we agree to be bound by the Bank's Terms and Conditions for Banking Facilities (as varied or amended by you from time to time) attached to this letter:-

For and on behalf of
Fashion Focus Manufacturing Limited

For and on behalf of
FASHION FOCUS MFG. LTD.
Authorized Signature(s)

Name: Miao Tai Wai David

Title: Director

Date: 1 Nov 2023

Zhang Qingyilei (10475) 李偉傑(10510)

Witness:

For and on behalf of
Wealthy Board Asia Inc.

For and on behalf of
WEALTHY BOARD ASIA INC

Name: Miao Tai Wai David

Title: Director

Date: 1 Nov 2023

Zhang Qingyilei (10475) 李偉傑(10510)

Witness:

交通銀行 BANK OF COMMUNICATIONS

Our Ref. : CMD-G0020231024000043040-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

To: Bank of Communications (Hong Kong) Limited

I/We agree and confirm that my/our guarantee and/or security document(s), among other things, secure the Borrower(s)'s obligations and liabilities under the Facilities (as varied above and as varied or amended by you from time to time) and under the terms and conditions of the Facility Letter as varied by this letter (whether existing or new, and as varied or amended by the Bank from time to time), and continue to be in full force and effect, and I/we agree to be bound by the Bank's Terms and Conditions for Banking Facilities (as varied or amended by you from time to time) attached to this letter:-

For and on behalf of
Right Legend Limited

For and on behalf of
RIGHT LEGEND LIMITED

Authorized Signature(s)

Name: Miao Tai Wai David

Title: Director

Date: 1 Nov 2023

Catalyn
Zhang Qingyilei (10475)
李偉傑(10510)

Witness:

For and on behalf of
Sparkle Legend Limited

For and on behalf of
SPARKLE LEGEND LIMITED
再豐盛有限公司

Authorized Signature(s)

Name: Miao Duncan Miao Tai Wai David

Title: Directors

Date: 1 Nov 2023

Catalyn
Zhang Qingyilei (10475)
李偉傑(10510)

Witness:

Our Ref. : CMD-G0020231024000043040-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

To: Bank of Communications (Hong Kong) Limited

I/We agree and confirm that my/our guarantee and/or security document(s), among other things, secure the Borrower(s)'s obligations and liabilities under the Facilities (as varied above and as varied or amended by you from time to time) and under the terms and conditions of the Facility Letter as varied by this letter (whether existing or new, and as varied or amended by the Bank from time to time), and continue to be in full force and effect, and I/we agree to be bound by the Bank's Terms and Conditions for Banking Facilities (as varied or amended by you from time to time) attached to this letter:-

....
Miao Tai Wai David
Date: 1 NOV 2023

Zhang Qingyilei (10475) 李偉傑(10510)
....
Witness:

....
Miao Duncan
Date: 1 NOV 2023

Zhang Qingyilei (10475) 李偉傑(10510)
....
Witness:

Attachment:

(1) the Bank's Terms and Conditions for Banking Facilities (v. 202202)